UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2025

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

June 7, 2025

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Basepoint Credit Agreement

On June 7, 2023, Flex Revolution LLC, a wholly owned subsidiary of the Company, Flex Revolution, LLC, and Revolution Financial, Inc., an unrelated entity, (together, the “Borrowers”), entered into a Joinder Agreement to a Credit Agreement (the “Basepoint Credit Agreement”), among the subsidiary guarantors party thereto, the lenders party thereto, the individual guarantor party and BP Fundco, LLC, as administrate agent.

The Basepoint Credit Agreement provides for an up to $20 million credit facility for the origination of consumer loans. The credit facility is backed by eligible principal balance of eligible consumer receivables of the Borrowers’ portfolio. The annual interest rate on loans under the Basepoint Credit Agreement is 13.42%. The principal balance outstanding under the Basepoint Credit Agreement is due on June 7, 2026.

On June 7, 2025, pursuant to the Third Amendment to Credit Agreement among the Borrowers, the subsidiary guarantors party thereto, the lenders party thereto, the individual guarantor party and BP Fundco, LLC, as administrate agent, the Draw Period, where the Borrowers can draw funds from the credit facility, was extended to the earliest to occur of (a) July 31, 2025, and (b) the Draw Period Termination Date; provided, that the Borrowers may seek to extend the Draw Period by an additional one year.

The foregoing summary is qualified in its entirety by reference to the full text of the Third Amendment to Credit Agreement, attached as Exhibit 10.1, which is incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, dated June 7, 2025, among Revolution Financial, Inc, Flex Revolution, LLC, the subsidiary guarantors party hereto, the lenders party hereto, FlexShopper, and BP Fundco LLC, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: June 12, 2025	By:	/s/ H. Russell Heiser, Jr.
		Name:	H. Russell Heiser, Jr.
		Title:	Chief Executive Officer

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